SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----



                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 17, 1998

                 Trans-World Insurance Company d/b/a Educaid and
                    ClassNotes Inc.(as Sellers) on behalf of
                            ClassNotes Trust 1997-I.


                                 ClassNotes Inc.
                          TRANS-WORLD INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                   333-18877                 22-3400682
         ARIZONA                   333-47757                 86-0255348
(State or other                   (Commission               (IRS Employer
jurisdiction of incorporation)    File Number)                ID Number)


  3301 C STREET, SUITE 100-M, SACRAMENTO, CALIFORNIA       95816
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

          On March 17, 1998, ClassNotes Trust-I issued $410,000,000 principal amount of its Series 1998-1 Auction Rate Asset Backed Notes (the "Notes") in the following classes: Class A-7 Notes, Class A-8 Notes, Class A-9 Notes and Class A-10 Notes. The Notes were registered under two Registration Statements each on Form S-3 (Nos. 333-18877 and 333-47757) (the "Registration Statements"). This Current Report on Form 8-K is being filed to file as exhibits to the Registration Statements certain agreements entered into in connection with the issuance of the Notes and the Certificates.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (c)  EXHIBITS

EXHIBIT NO.


1.1 Underwriting Agreement for Auction Rate Notes, dated March 16, 1998, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store and Smith Barney Inc. on behalf of the several underwriters.

1.2 Terms Agreement for Auction Rate Notes, dated March 16, 1998, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and Smith Barney Inc. on behalf of the several underwriters.

4.1 Third Terms Supplement, dated March 17, 1998, between The York Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as Indenture Trustee.

4.2 Third Trust Supplement, dated March 16, 1998, among Trans-World Insurance Company, ClassNotes Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.

99.1 Auction Agent Agreement, dated March 17, 1998, among The York Bank and Trust Company, as Eligible Lender Trustee, Bankers Trust Company, as Indenture Trustee, Bankers Trust Company, as Auction Agent, and Trans-World Insurance Company.

99.2 Broker-Dealer Agreement, dated March 17, 1998, among Bankers Trust Company, as Auction Agent, and Smith Barney Inc, as Broker-Dealer.

99.3 Second Supplemental Sale and Servicing Agreement, dated March 17, 1998, among ClassNotes Trust 1997- I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CLASSNOTES TRUST 1997-I


                             By:  TRANS-WORLD INSURANCE COMPANY and
                                  CLASSNOTES, INC.


                             By: /s/ Michael Benoff
                                Name: Michael Benoff
                                Title: Senior Vice President


Dated:  March 27, 1998

                                  EXHIBIT INDEX


EXHIBIT                  DESCRIPTION OF EXHIBIT                       PAGE NO.

1.1 Underwriting Agreement for Auction Rate Notes, dated March 16, 1998, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store and Smith Barney Inc.
                      on behalf of the several underwriters.

1.2                   Terms Agreement for Auction Rate Notes,
                      dated March 17, 1998, among
                      ClassNotes Trust 1997-I, Trans-World
                      Insurance Company, ClassNotes Inc., The
                      Money Store Inc. and Smith Barney Inc.
                      on behalf of the several underwriters.

4.1 Third Terms Supplement, dated March 17, 1998, between The York Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as Indenture Trustee.

4.2                   Third Trust Supplement, dated
                      March 17, 1998, among Trans-World
                      Insurance Company, ClassNotes Inc. and
                      The York Bank and Trust Company, as
                      Eligible Lender Trustee.

99.1                  Auction Agent Agreement, dated March
                      17, 1998, among The York Bank and Trust
                      Company, as Eligible Lender Trustee,
                      Bankers Trust Company, as Indenture
                      Trustee, Bankers Trust Company, as
                      Auction Agent, and Trans-World Insurance
                      Company.

99.2                  Broker-Dealer Agreement, dated March
                      17, 1998, among Bankers Trust Company,
                      as Auction Agent, and Smith Barney Inc,
                      as Broker-Dealer.

99.3 Second Supplemental Sale and Servicing Agreement, dated March 17, 1998, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.